UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2006

ASPREVA PHARMACEUTICALS CORPORATION

(Exact Name of Registrant as Specified in Charter)

British Columbia, Canada

(State or Other Jurisdiction of Incorporation)

000-51169	98-0435540
(Commission File Number)	(IRS Employer Identification No.)

1203-4464 Markham Street
Victoria, British Columbia, Canada V8Z 7X8

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (250) 744-2488

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.

On October 26, 2006, Aspreva Pharmaceuticals Corporation issued a press release announcing the preliminary analysis of the results of its phase III trial evaluating CellCept in the treatment of Myasthenia Gravis. The preliminary analysis of such results indicates that CellCept failed to meet both the primary and secondary endpoints. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)     Exhibits:

Exhibit No.	Description

99.1	Press Release entitled “Aspreva Pharmaceuticals Announces Preliminary Results of Phase III Trial of CellCept for Myasthenia Gravis,” dated October 26, 2006.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASPREVA PHARMACEUTICALS CORPORATION

Dated: October 26, 2006
	By:	/s/ Bruce G. Cousins
Bruce G. Cousins
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release entitled “Aspreva Pharmaceuticals Announces Preliminary Results of Phase III Trial of CellCept for Myasthenia Gravis,” dated October 26, 2006.